                                                               Exhibit 99 (J)(2)

                                POWER OF ATTORNEY

     I, Frank K. Reilly, Trustee of The UBS Funds and UBS Relationship Funds (each a "Trust"), hereby constitute and appoint Amy R. Doberman, David M. Goldenberg, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statement of the Trust on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

          SIGNATURE                TITLE                            DATE
          ---------                -----                            ----
/S/ Frank K. Reilly               Trustee                     December 3, 2002
-----------------------
Frank K. Reilly

                                POWER OF ATTORNEY

     I, Walter E. Auch, Trustee of The UBS Funds and UBS Relationship Funds (each a "Trust"), hereby constitute and appoint Amy R. Doberman, David M. Goldenberg, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statement of the Trust on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

          SIGNATURE                TITLE                            DATE
          ---------                -----                            ----
/s/ Walter E. Auch                Trustee                     December 3, 2002
-----------------------
Walter E. Auch

                                POWER OF ATTORNEY

     I, Edward M. Roob, Trustee of The UBS Funds and UBS Relationship Funds (each a "Trust"), hereby constitute and appoint Amy R. Doberman, David M. Goldenberg, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statement of the Trust on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

          SIGNATURE                TITLE                            DATE
          ---------                -----                            ----
/s/ Edward M. Roob                Trustee                     December 3, 2002
-----------------------
Edward M. Roob

                                POWER OF ATTORNEY

     I, Paul H. Schubert, Treasurer and Principal Accounting Officer of The UBS Funds and UBS Relationship Funds (each a "Trust"), hereby constitute and appoint Amy R. Doberman, David M. Goldenberg, Bruce G. Leto, Mark A. Sheehan and
Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Treasurer and Principal Accounting Officer of the Trusts, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statement of the Trust on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

          SIGNATURE                TITLE                            DATE
          ---------                -----                            ----
/s/ Paul H. Schubert      Treasurer and Principal             December 3, 2002
-----------------------     Accounting Officer
Paul H. Schubert

                                POWER OF ATTORNEY

     I, Brian M. Storms, Trustee of The UBS Funds and UBS Relationship Funds (each a "Trust"), hereby constitute and appoint Amy R. Doberman, David M. Goldenberg, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

          SIGNATURE                TITLE                            DATE
          ---------                -----                            ----
/s/ Brian M. Storms               Trustee                       May 19, 2003
-----------------------
Brian M. Storms

                                POWER OF ATTORNEY

     I, Joseph Varnas, President of The UBS Funds and UBS Relationship Funds (each a "Trust"), hereby constitute and appoint Amy R. Doberman, David M. Goldenberg, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

          SIGNATURE                TITLE                            DATE
          ---------                -----                            ----
/s/ Joseph Varnas                President                      May 19, 2003
-----------------------
Joseph Varnas